==============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749

                    -----------------------------------------

                              THE CHINA FUND, INC.
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                    C/O STATE STREET BANK AND TRUST COMPANY
                              2 AVENUE DE LAFAYETTE
                                 P.O. BOX 5049
                              BOSTON, MA 02206-5049

------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                                                         Copy to:

     Elizabeth A. Watson                       Leonard B. Mackey, Jr., Esq.
        Secretary                                   Clifford Chance US LLP
     The China Fund, Inc.                           31 West 52nd Street
  4 Copley Place, 5th Floor                     New York, New York 10019-6131
         CPH-0326
     Boston, MA 02116

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (888) 246-2255

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2010

==============================================================================

ITEM  1. REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2010
                                   (UNAUDITED)

                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS

                                  PAGE
                                  ----
Key Highlights                       1
Asset Allocation                     2
Industry Allocation                  3
Chairman's Statement                 4
Investment Manager's Statement       5
About the Portfolio Manager          7
Schedule of Investments              8
Financial Statements                14
Notes to Financial Statements       19
Other Information                   30
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan            32

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                       FUND DATA
--------------------------------------------------------------------------------------
             NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                                JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              22,781,762
--------------------------------------------------------------------------------------
        TOTAL NET ASSETS (04/30/10)                      US$743.2 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (04/30/10)                       $32.62
--------------------------------------------------------------------------------------
     MARKET PRICE PER SHARE (04/30/10)                        $28.54
--------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------
       PERFORMANCE AS OF
           04/30/10:                    NET ASSET VALUE                   MARKET PRICE
-----------------------------------------------------------------------------------------------
            1-Year                           71.55%                           63.19%
-----------------------------------------------------------------------------------------------
       3-Year Cumulative                     51.32%                           57.03%
-----------------------------------------------------------------------------------------------
       3-Year Annualized                     14.81%                           16.23%
-----------------------------------------------------------------------------------------------
       5-Year Cumulative                    195.80%                          140.26%
-----------------------------------------------------------------------------------------------
       5-Year Annualized                     24.22%                           19.16%
-----------------------------------------------------------------------------------------------
      10-Year Cumulative                    615.11%                          783.57%
-----------------------------------------------------------------------------------------------
      10-Year Annualized                     21.74%                           24.34%
-----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        DIVIDEND HISTORY
-----------------------------------------------------------------------------------------------
          RECORD DATE                       INCOME                        CAPITAL GAINS
-----------------------------------------------------------------------------------------------
           12/24/09                         $0.2557                               --
-----------------------------------------------------------------------------------------------
           12/24/08                         $0.4813                          $5.3361
-----------------------------------------------------------------------------------------------
           12/21/07                         $0.2800                         $11.8400
-----------------------------------------------------------------------------------------------
           12/21/06                         $0.2996                          $3.7121
-----------------------------------------------------------------------------------------------
           12/21/05                         $0.2172                          $2.2947
-----------------------------------------------------------------------------------------------
           12/22/04                         $0.1963                          $3.3738
-----------------------------------------------------------------------------------------------
           12/31/03                         $0.0700                          $1.7100
-----------------------------------------------------------------------------------------------
           12/26/02                         $0.0640                          $0.1504
-----------------------------------------------------------------------------------------------
           12/31/01                         $0.1321                               --
-----------------------------------------------------------------------------------------------
           12/31/00                              --                               --
-----------------------------------------------------------------------------------------------
           12/31/99                         $0.1110                               --
-----------------------------------------------------------------------------------------------
           12/31/98                         $0.0780                               --
-----------------------------------------------------------------------------------------------
           12/31/97                              --                          $0.5003
-----------------------------------------------------------------------------------------------
           12/31/96                         $0.0834                               --
-----------------------------------------------------------------------------------------------
           12/29/95                         $0.0910                               --
-----------------------------------------------------------------------------------------------
           12/30/94                         $0.0093                          $0.6006
-----------------------------------------------------------------------------------------------
           12/31/93                         $0.0853                          $0.8250
-----------------------------------------------------------------------------------------------
           12/31/92                         $0.0434                          $0.0116
-----------------------------------------------------------------------------------------------



(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do no guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 2010 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    TEN LARGEST LISTED EQUITY INVESTMENTS *
-------------------------------------------------------------------------------
 1.  Huiyin Household Appliances Holdings Co., Ltd.                 7.31%
-------------------------------------------------------------------------------
 2.  Sinopharm Medicine Holding Co., Ltd.                           4.82%
-------------------------------------------------------------------------------
 3.  China Medical System Holdings, Ltd.                            4.76%
-------------------------------------------------------------------------------
 4.  Wumart Stores, Inc.                                            4.33%
-------------------------------------------------------------------------------
 5.  Ping An Insurance (Group) Company of China, Ltd.               4.21%
-------------------------------------------------------------------------------
 6.  China Shineway Pharmaceutical Group, Ltd.                      3.07%
-------------------------------------------------------------------------------
 7.  Shandong Weigao Group Medical Polymer Co., Ltd.                2.94%
-------------------------------------------------------------------------------
 8.  China Fishery Group, Ltd.                                      2.88%
-------------------------------------------------------------------------------
 9.  Ruentex Development Co., Ltd.                                  2.82%
-------------------------------------------------------------------------------
10.  Far Eastern Department Stores, Ltd.                            2.32%
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                              DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1.  Ugent Holdings, Ltd.                                           3.07%
--------------------------------------------------------------------------------
  2.  HAND Enterprise Solutions, Ltd. Preferred                      1.71%
--------------------------------------------------------------------------------
  3.  Qingdao Bright Moon Seaweed Group Co., Ltd.                    1.24%
--------------------------------------------------------------------------------
  4.  China Silicon Corp., Series A Preferred                        0.00%
--------------------------------------------------------------------------------
  5.  China Silicon Corp., Common Stock                              0.00%
--------------------------------------------------------------------------------
  6.  China Silicon Corp., Warrants                                  0.00%
--------------------------------------------------------------------------------
  7.  HAND Enterprise Solutions, Ltd., Common Stock                  0.00%
--------------------------------------------------------------------------------


* Percentages based on net assets at April 30, 2010.

     INDUSTRY ALLOCATION (UNAUDITED)

--------------------------------------------------------------------------------
(Pie Chart)

Health Care                                   21.4
Consumer Discretionary                        16.3
Consumer Staples                              17.7
Financials                                    15.6
Industrials                                    9.6
Information Technology                         8.5
Other                                          3.2
Energy                                         2.0
Materials                                      2.5
Utilities                                      2.1
Telecommunications                             1.1




Fund holdings are subject to change and percentages shown above are based on total net assets as of April 30, 2010. A complete list of holdings as of April 30, 2010 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders,

After the very strong recovery of the preceding period, the past six months were a more muted period for the Greater China markets. I am pleased to report, however, that the Fund's performance was in no way muted. With a return of 21.2%, the Fund outperformed the MSCI Golden Dragon by almost 18 percentage points on an arithmetic basis.

The Fund's strong performance owed a great deal to its focus on healthcare and domestic consumption -- two themes for which your manager has repeatedly made the case in his reports. As the Chinese government's healthcare reforms advance, your Fund's early investments in this sector are bearing abundant fruit. So too with the domestic theme: the rising domestic consumption that is accompanying China's growing urbanization and expanding middle class is benefiting a broad range of the fund's consumer-oriented holdings. The Chinese government is continuing to support consumers through various subsidy programs; and we believe that the portfolio is positioned to benefit.

Another particularly gratifying element in the Fund's success was the contribution from the direct-investment segment of the portfolio. During the period, Huiyin Household Appliances completed its listing on the Hong Kong Stock Exchange. Its performance since the listing made it one of the Fund's best performers over the past six months. Unfortunately the portfolio's worst performer was also an unlisted company, China Silicon, which we have decided to mark to zero, after evidence emerged of gross mismanagement by local partners. A new management has been introduced, and the company is re-organizing under the Chinese equivalent of chapter 11. Your manager is confident that the Fund's remaining unlisted holdings are progressing well.

Since the start of this year, Chinese markets have been prone to fits of anxiety over the first signs of monetary tightening and the various measures taken by the government to cool the housing market in the biggest cities. Your manager expects confidence to return when it becomes apparent that inflation is not likely to run out of control and thus that harsh tightening measures will not be required. I therefore look forward to the rest of the year with considerable confidence. I hope to be reporting on another strong period of absolute and relative returns in six months' time.

Yours sincerely,

James Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS

REVIEW
The six months to the end of April constituted a volatile period for Chinese markets, which produced a small positive return. Happily, though, this was a very strong period for the Fund, in both relative and absolute terms. A positive return of 21.2% represented considerable outperformance of the Fund's benchmark.

Chinese markets rallied hard into the end of 2009, before falling sharply in January. The ostensible cause of the decline was the first sign of monetary tightening, when the authorities raised the banks' reserve-requirement ratio by 50 basis points in both January and February. But these measures were mild, and profit-taking ahead of the Chinese New Year holiday appears to have been the main factor. Thereafter, a revival on thin volumes allowed the index to eke out a modestly positive return by the end of the period, despite further losses in April. Overall, the MSCI Golden Dragon rose by 3.9%.

The domestic A-share market was significantly weaker, falling by 7.1%. The Shanghai 180 is now down by 17.5% from its peak last August, since when the S&P 500 is up 18%. This poor performance seems at odds with strong earnings growth (total profits for all A-share listed stocks in the first quarter of 2010 increased by 67% year on year), and a buoyant economy (first-quarter GDP up 11.9% and retail sales up 17.9% year on year) with limited inflation (March CPI +2.4%).

With a rise of 11.4% over the six months, the Taiwanese market outperformed the rest of the Greater China region. The island's economic data was stronger than expected. Earnings for all of Taiwan's listed companies bounced back to NT$330 billion in the first quarter of 2010, up some 17 times from the same period in 2009 (a bleak time, admittedly). More surprisingly, profits also grew by 9% quarter on quarter, thanks to buoyant demand from mainland China over the Chinese New Year, as well as a recovery in orders from developed countries. Exports in the first quarter grew by 50% year on year, but exports to China grew by 62%, helped by preferential treatment from Beijing, which is keen to improve cross-strait ties. Although the ruling Kuomintang Party has encountered some difficulties over the past six months, progress in the rapprochement with the mainland continued, with the signing of a cross-strait memorandum of understanding for the financial industry and progress towards a free-trade agreement, which may be signed as early as the summer.

In the portfolio, healthcare remains one of the main themes. The Fund's top performer was traditional-medicine group China Shineway, which continues to reap the benefits of having some of its products included in the government's 'essential drug list' for hospitals and clinics. Another portfolio stalwart, Shandong Weigao, which makes medical consumables, has also been profiting from the government's increased spending on healthcare, as have drug distributors Sinopharm and China Medical System.

Domestic consumption was another successful theme over the period. Huiyin Household Appliances completed its listing and made a strong debut on the Hong Kong market; government subsidies for the purchase of home appliances are continuing to benefit companies that sell them. Our H-shares in Wuhan retailer Wumart Stores also performed well, as did two Singapore-listed stocks, confectioner Hsu Fu Chi and China Fishery. Abalone farmer Zhangzidao Fishery

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS



did well too. In Taiwan, the pick of our holdings was Ruentex Development, which is a beneficiary of the island's booming property market.

Negatives included Taiwan's Far Eastern Department Store. The shares performed poorly because of an outstanding court case -- which we expect to be soon resolved. We continue to hold the stock. Otherwise, many of the main detractors from relative performance were strong stocks that we didn't hold over the period.

OUTLOOK
There have been some interesting economic developments recently. China's export performance in March (up 24% year on year) was rather flattered by comparison with the dark period at the start of 2009. More notable was the 66% year-on-year growth in imports, which resulted in China's first trade deficit since May 2004. Economists were quick to dismiss this as a temporary aberration, but, with Western demand likely to remain constrained, Chinese costs rising and the government keen to boost domestic consumption, it seems to me to be a sign of things to come.

Overall, the first-quarter trade surplus collapsed by 77% year on year to US$14.5 billion. Such a trend, if it continued, would reframe the debate on renminbi appreciation. But for now, the government continues to be fixated with holding down the yuan, which will lead to lower-than-required interest rates. And with negative real rates, money will find its way into asset markets, administrative measures against property speculation notwithstanding.

The Fund is now 97% invested with holdings in 59 companies. After the successful listing of Huiyin Appliances, our direct investments now make up just 6% of the portfolio. Some substantial new private-equity investments are in the pipeline, mostly in the food & beverage sector, but none seem likely to conclude before the third quarter.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGER (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED AND DIRECT INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 15 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

Mr. Shifeng Ke serves as the portfolio manager for the Fund's portfolio of listed and direct securities. Mr. Ke joined Martin Currie's Asia team in 1997 and, until 2002, co-managed the China Heartland Fund, which at that time was the only offshore fund to access China's A-share market. In 2006, Martin Currie, Chris Ruffle and Shifeng established MC China Limited: a joint venture dedicated to running our range of specialist China strategies. He is co-manager of the Fund, Martin Currie's A-share products, Martin Currie's China hedge fund and the micro-cap China Development Capital Partnership. Shifeng practiced law before moving to China's ministry of labour and social security in 1990, where he worked to develop an investment policy for pension funds.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NAME OF ISSUER AND TITLE OF ISSUE                        SHARES              VALUE (NOTE A)
---------------------------------                        ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS

HONG KONG
  CONSUMER DISCRETIONARY -- (11.5%)
     FU JI Food & Catering Services*#(2)............     5,462,000            $         --
     Huiyin Household Appliances Holdings Co.,
       Ltd.*+.......................................   160,413,750              54,338,322
     Intime Department Store Group Co., Ltd.(1).....    12,568,629              12,141,100
     Ports Design, Ltd.(1)..........................     4,549,500              11,344,305
     Shangri-La Asia, Ltd.(1).......................     3,061,555               5,993,694
     Yorkey Optical International Cayman, Ltd.#.....     7,758,926               1,648,900
                                                                              ------------
                                                                                85,466,321
                                                                              ------------
  CONSUMER STAPLES -- (2.8%)
     Chaoda Modern Agriculture (Holdings), Ltd.(1)..    10,507,357              12,179,932
     Natural Beauty Bio-Technology, Ltd.#...........    47,710,000               8,602,929
                                                                              ------------
                                                                                20,782,861
                                                                              ------------
  ENERGY -- (1.1%)
     Fushan International Energy Group, Ltd.(1).....    12,018,000               8,606,288
                                                                              ------------
  HEALTH CARE -- (5.5%)
     China Pharmaceutical Group, Ltd.(1)............    12,918,000               9,533,641
     China Shineway Pharmaceutical Group, Ltd. .....     7,372,000              22,787,960
     Golden Meditech Co., Ltd.*#(1).................    35,040,000               8,349,197
                                                                              ------------
                                                                                40,670,798
                                                                              ------------
  UTILITIES -- (2.1%)
     Xinao Gas Holdings, Ltd.(1)....................     5,084,000              15,649,927
                                                                              ------------
          TOTAL HONG KONG -- (Cost $91,985,641)                       23.0%    171,176,195
                                                                     -----    ------------

HONG KONG -- "H" SHARES

  CONSUMER STAPLES -- (4.3%)
     Wumart Stores, Inc.#...........................    14,888,000              32,214,732
                                                                              ------------
  FINANCIALS -- (0.8%)
     China Pacific Insurance Group Co., Ltd.*.......     1,463,442               6,116,445
                                                                              ------------
  HEALTH CARE -- (7.8%)
     Shandong Weigao Group Medical Polymer Co.,
       Ltd.#(1).....................................     4,588,000              21,864,221
     Sinopharm Medicine Holding Co., Ltd.*(1).......     7,786,000              35,800,698
                                                                              ------------
                                                                                57,664,919
                                                                              ------------
  INDUSTRIALS -- (0.4%)
     Anhui Expressway Co., Ltd.(1)..................     5,226,300               3,379,146
                                                                              ------------



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES              VALUE (NOTE A)
---------------------------------                        ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG -- "H" SHARES (CONTINUED)
  MATERIALS -- (0.7%)
     Zijin Mining Group Co., Ltd.(1)................     6,402,000            $  5,095,808
                                                                              ------------
  TELECOMMUNICATIONS -- (1.1%)
     ZTE Corp.(1)...................................     2,192,889               8,007,162
                                                                              ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $51,791,534)                                              15.1%    112,478,212
                                                                     -----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) --
            (Cost $143,777,175)                                       38.1%    283,654,407
                                                                     -----    ------------

SINGAPORE

  CONSUMER STAPLES -- (5.2%)
     China Fishery Group, Ltd.#(1)..................    13,255,000              21,377,472
     Hsu Fu Chi International, Ltd.#................     9,484,000              17,095,147
                                                                              ------------
                                                                                38,472,619
                                                                              ------------
  FINANCIALS -- (0.5%)
     Financial One Corp.*...........................    12,030,000               4,170,072
                                                                              ------------
  INFORMATION TECHNOLOGY -- (0.5%)
     CDW Holding, Ltd.# +...........................    53,208,000               3,494,651
                                                                              ------------
          TOTAL SINGAPORE -- (Cost $22,801,778)                        6.2%     46,137,342
                                                                     -----    ------------

TAIWAN

  CONSUMER DISCRETIONARY -- (4.5%)
     FamilyMart Co., Ltd.#..........................     4,501,652               9,696,264
     Far Eastern Department Stores, Ltd. ...........    19,066,931              17,218,526
     Synnex Technology International Corp. .........     2,809,240               6,750,136
                                                                              ------------
                                                                                33,664,926
                                                                              ------------
  CONSUMER STAPLES -- (2.6%)
     Lien Hwa Industrial Corp. .....................    16,476,881               9,464,033
     Uni-President Enterprises Corp. ...............     9,112,638              10,192,034
                                                                              ------------
                                                                                19,656,067
                                                                              ------------
  FINANCIALS -- (7.0%)
     Cathay Financial Holding Co., Ltd.*............     6,454,000              10,400,377
     Fubon Financial Holdings Co., Ltd.*............     4,948,000               6,078,818
     KGI Securities Co., Ltd. ......................    16,984,780               7,858,807
     Ruentex Development Co., Ltd. .................    12,694,000              20,941,981



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES              VALUE (NOTE A)
---------------------------------                        ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
     Yuanta Financial Holdings Co., Ltd. ...........    10,520,593            $  6,328,201
                                                                              ------------
                                                                                51,608,184
                                                                              ------------

                                                          FACE
                                                         AMOUNT
                                                         ------

  FINANCIALS -- (1.0%)
     Taiwan Life Insurance Co., Ltd. 4.0%
       12/28/14+@...................................  $200,000,000               7,639,288
                                                                              ------------

                                                         SHARES
                                                         ------

  INFORMATION TECHNOLOGY -- (4.4%)
     HTC Corp. .....................................     1,027,900              13,890,984
     Taiwan Secom Co., Ltd.#........................     3,673,000               5,977,503
     WPG Holdings Co., Ltd. ........................     6,320,000              13,108,686
                                                                              ------------
                                                                                32,977,173
                                                                              ------------
  MATERIALS -- (1.8%)
     China Metal Products Co., Ltd.#................     9,200,278              13,049,728
                                                                              ------------
          TOTAL TAIWAN -- (Cost $105,258,670)                         21.3%    158,595,366
                                                                     -----    ------------

UNITED KINGDOM

  HEALTH CARE -- (4.8%)
     China Medical System Holdings, Ltd.#+..........     3,623,188              35,356,968
                                                                              ------------
          TOTAL UNITED KINGDOM -- (Cost $9,940,990)                    4.8%     35,356,968
                                                                     -----    ------------

UNITED STATES

  CONSUMER DISCRETIONARY -- (0.3%)
     The9, Ltd., ADR*#(1)...........................       358,900               2,314,905
                                                                              ------------
  ENERGY -- (0.9%)
     Far East Energy Corp.*#+.......................    14,565,477               6,335,983
                                                                              ------------


  HEALTH CARE -- (3.3%)
     Mindray Medical International, Ltd., ADR(1)....       191,700               7,322,940
     WuXi PharmaTech Cayman, Inc., ADR*(1)..........       883,490              16,963,008
                                                                              ------------
                                                                                24,285,948
                                                                              ------------
  INFORMATION TECHNOLOGY -- (1.9%)
     Hollysys Automation Technologies, Ltd.*(1).....       808,200               8,381,034



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES              VALUE (NOTE A)
---------------------------------                        ------              --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
UNITED STATES (CONTINUED)
     Sina Corp.*(1).................................       162,700            $  5,971,090
                                                                              ------------
                                                                                14,352,124
                                                                              ------------
          TOTAL UNITED STATES -- (Cost $45,613,027)                    6.4%     47,288,960
                                                                     -----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $327,391,640)                          76.8%    571,033,043
                                                                     -----    ------------



EQUITY LINKED SECURITIES

  CONSUMER STAPLES -- (2.8%)
     Shenzhen Agricultural Products Co., Ltd. Access
       Product (expiration 01/17/12) 144A,(3).......     6,800,000              14,924,688
     Wuliangye Yibin Co., Ltd. Access Product
       (expiration 01/20/15) 144A,(3)...............     1,403,507               5,404,905
                                                                              ------------
                                                                                20,329,593
                                                                              ------------
  FINANCIALS -- (6.3%)
     Ping An Insurance (Group) Company of China,
       Ltd. Access Product (expiration 01/17/12)
       144A,(3).....................................     1,665,600              12,055,418
     Ping An Insurance (Group) Company of China,
       Ltd. Access Product (expiration 04/01/13)
       144A,(4).....................................     2,661,500              19,263,625
     Shanghai Yuyuan Tourist Mart Co., Ltd. Access
       Product (expiration 03/26/14) 144A,(4).......   238,502,000               9,606,195
     Zhejiang Guyuelongshan Access Product
       (expiration 10/07/13) 144A,*(4)..............     3,658,900               6,030,976
                                                                              ------------
                                                                                46,956,214
                                                                              ------------

  INDUSTRIALS -- (4.9%)
     Daqin Railway Co., Ltd. Access Product
       (expiration 11/02/11) 144A,(4)...............     4,807,000               6,402,102
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 01/20/15) 144A,*(3)......     2,526,700               5,937,745
     Shanghai International Airport Co., Ltd. Access
       Product (expiration 10/26/10) 144A,(4).......     1,800,000               4,230,205
     Shanghai Qiangsheng Holding Co., Ltd. Access
       Product (expiration 11/13/14) 144A,(4).......     4,800,000               6,160,699
     Suning Appliance Co., Ltd. Access Product
       (expiration 01/20/15) 144A,*(3)..............     4,311,020               7,074,384



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES              VALUE (NOTE A)
---------------------------------                        ------              --------------
EQUITY LINKED SECURITIES (CONTINUED)
INDUSTRIALS -- (4.9%) (CONTINUED)
     Xinjiang Tebian Electric Apparatus Stock Co.,
       Ltd. Access Product (expiration 10/26/10)
       144A,(4).....................................     2,335,140            $  6,555,308
                                                                              ------------
                                                                                36,360,443
                                                                              ------------
          TOTAL EQUITY LINKED SECURITIES --
            (Cost $85,324,399)                                        14.0%    103,646,250
                                                                     -----    ------------
DIRECT INVESTMENTS

  INDUSTRIALS -- (1.2%)
     Qingdao Bright Moon Seaweed Group Co., Ltd.,
       (acquired 02/28/08)*#+(2)(5)(6)..............    31,827,172               9,198,053
                                                                              ------------
                                                                                 9,198,053
                                                                              ------------
  INFORMATION TECHNOLOGY -- (1.7%)
     China Silicon Corp. Common Stock, (acquired
       01/08-01/10)*#+(2)(5)........................     1,234,405                      --
     China Silicon Corp. Warrants (expiration
       11/30/10), (acquired 11/30/07)*#+(2)(5)......       685,450                      --
     China Silicon Corp., Series A Preferred
       (acquired 11/30/07)#+(2)(5)..................        27,418                      --
     HAND Enterprise Solutions, Ltd., Preferred
       (acquired 02/11/10)#+(2)(5)..................     8,027,241              12,734,977
     HAND Enterprise Solutions, Ltd., Common Stock
       (acquired 02/01/07)*#+(2)(5).................       500,000                      --
                                                                              ------------
                                                                                12,734,977
                                                                              ------------

                                                          FACE
                                                         AMOUNT
                                                         ------

  INDUSTRIALS -- (3.1%)
     Ugent Holdings, Ltd., 12.0% 06/04/12 (acquired
       04/06/09)*#+@(2)(5)..........................  $177,000,000              22,797,233
                                                                              ------------
          TOTAL DIRECT INVESTMENTS --
            (Cost $40,794,341)                                         6.0%     44,730,263
                                                                     -----    ------------

                                                         SHARES
                                                         ------


COLLATERAL FOR SECURITIES ON LOAN -- (8.4%)
     State Street Navigator Prime Portfolio.........    62,474,628              62,474,628
                                                                              ------------
          TOTAL COLLATERAL FOR SECURITIES ON
            LOAN -- (Cost $62,474,628)                                 8.4%     62,474,628
                                                                     -----    ------------



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          FACE
NAME OF ISSUER AND TITLE OF ISSUE                        AMOUNT              VALUE (NOTE A)
---------------------------------                        ------              --------------
SHORT TERM INVESTMENTS
UNITED STATES
     Repurchase Agreement with State Street Bank and
       Trust, 0.01%, 04/30/10(7)....................  $ 21,866,000            $ 21,866,000
                                                                              ------------
          TOTAL UNITED STATES -- (Cost $21,866,000)                    2.9%     21,866,000
                                                                     -----    ------------
TOTAL INVESTMENTS -- (Cost $537,851,008)                             108.1%    803,750,184
                                                                     -----    ------------
OTHER ASSETS AND LIABILITIES                                          (8.1)%   (60,539,114)
                                                                     -----    ------------

NET ASSETS                                                           100.0%   $743,211,070
                                                                     =====    ============



Notes to Schedule of Investments

   Security is deemed worthless.

  *  Denotes non-income producing security.

  #  Illiquid security.

  +  Affiliated issuer (see Note F).

  @ The bond contains a feature or option to be converted into common stock.

(1) A portion or all of the security was held on loan. As of April 30, 2010, the market value of the securities loaned was $56,933,214.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(3) Equity linked securities issued by Citigroup Global Markets Holdings.

(4) Equity linked securities issued by Credit Lyonnais (CLSA).

(5) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by Board of Directors at fair market value as of April 30, 2010.

(6) The Fund holds a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7) Repurchase agreement, dated 04/30/10, due 05/03/10 with repurchase proceeds of $21,866,018 is collateralized by US Treasury Bill 0.01% due 09/09/10 with a market value of $22,305,604.

    144A Securities restricted for resale to Qualified Institutional Buyers. At April 30, 2010, these restricted securities amounted to $103,646,250, which represented 14.00% of total net assets.

    ADR American Depositary Receipt.

FORWARD FOREIGN CURRENCY CONTRACTS:

                                 SETTLEMENT                                                 UNREALIZED
CURRENCY                            DATE      LOCAL AMOUNT   BASE AMOUNT   MARKET VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
CNY (Buy)                        05/26/2010    222,608,981   $32,841,200    $32,652,412      $(188,788)


CNY -- Chinese Yuan



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $430,110,826)
     (securities on loan $56,933,214) (Note A)......................  $651,854,709
  Investments in affiliated investments, at value
     (cost $107,740,182) (Notes A and F)............................   151,895,475
                                                                      ------------
  Total Investments.................................................   803,750,184
  Cash..............................................................           925
  Foreign currency, at value (cost $1,925,503)......................     1,930,371
  Receivable for investments sold...................................       143,965
  Receivable for fund shares sold...................................           632
  Receivable for securities lending income..........................        70,501
  Dividends and interest receivable.................................     1,524,401
  Prepaid expenses..................................................        21,548
                                                                      ------------
TOTAL ASSETS........................................................   807,442,527
                                                                      ------------

LIABILITIES
  Payable upon return of collateral for securities loaned...........    62,474,628
  Payable for open forward currency contracts.......................       188,788
  Investment management fee payable (Note B)........................       466,367
  Administration and custodian fees payable (Note B)................       218,754
  Contingent liability (Note A).....................................       717,795
  Accrued expenses and other liabilities............................       165,125
                                                                      ------------
TOTAL LIABILITIES...................................................    64,231,457
                                                                      ------------
TOTAL NET ASSETS....................................................  $743,211,070
                                                                      ============

COMPOSITION OF NET ASSETS:
  Paid in capital (Note C)..........................................   454,105,882
  Undistributed net investment income...............................     1,198,831
  Accumulated net realized gain on investments and foreign currency
     transactions...................................................    22,189,594
  Net unrealized appreciation on investment and foreign currency
     translations...................................................   265,716,763
                                                                      ------------
TOTAL NET ASSETS....................................................  $743,211,070
                                                                      ============


NET ASSET VALUE PER SHARE
  ($743,211,070/22,781,762 shares of common stock outstanding)......        $32.62
                                                                            ======






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- (including dividends of $1,735,007 from non-
     controlled affiliates, net of tax withheld of $92,366)
     (Note F).......................................................  $  3,007,442
  Interest income...................................................     1,462,846
  Securities lending income.........................................       506,233
                                                                      ------------
     TOTAL INVESTMENT INCOME........................................     4,976,521
                                                                      ------------

EXPENSES
  Investment Management fees (Note B)...............................     2,610,599
  Custodian fees (Note B)...........................................       503,485
  Administration fees (Note B)......................................       292,022
  Directors' fees and expenses (Note B).............................       173,010
  Stock dividend tax expense........................................           611
  Legal fees........................................................        83,458
  Printing and postage..............................................        45,462
  Shareholder service fees..........................................        15,726
  Insurance.........................................................        26,578
  Audit and tax service fees........................................        70,069
  Stock exchange listing fee........................................        20,959
  Transfer agent fees...............................................        21,292
  Chief Compliance Officer fee......................................        26,818
  Miscellaneous expenses............................................        43,384
                                                                      ------------
     TOTAL EXPENSES.................................................     3,933,473
                                                                      ------------

NET INVESTMENT INCOME...............................................     1,043,048
                                                                      ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investments..................................    34,759,056
  Net realized gain on non-controlled affiliate transactions
     (Note F).......................................................        64,802
  Net realized loss on foreign currency transactions................      (765,851)
                                                                      ------------
                                                                        34,058,007
                                                                      ------------
  Net change in unrealized appreciation/(depreciation) on
     investments....................................................    92,912,082
  Net change in unrealized appreciation/(depreciation) on foreign
     currency transactions..........................................       556,235
                                                                      ------------
                                                                        93,468,317
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS......................................................   127,526,324
                                                                      ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $128,569,372
                                                                      ============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED        YEAR ENDED
                                                          APRIL 30, 2010      OCTOBER 31, 2009
                                                         ----------------     ----------------
                                                            (UNAUDITED)
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................    $  1,043,048         $   6,205,278
  Net realized gain/(loss) on investments and foreign
     currency transactions.............................      34,058,007           (10,213,191)
  Net increase in unrealized
     appreciation/(depreciation) on investments and
     foreign currency transactions.....................      93,468,317           261,815,537
                                                           ------------         -------------
  Net increase/(decrease) in net assets from
     operations........................................     128,569,372           257,807,624
                                                           ------------         -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................      (5,825,297)           (8,737,395)
  Capital gains........................................              --           (96,870,178)
                                                           ------------         -------------
  Total distributions to shareholders..................      (5,825,297)         (105,607,573)
                                                           ------------         -------------

CAPITAL SHARE TRANSACTIONS: (NOTE C)
  Reinvestment of dividends and distributions (0 and
     4,628,021 shares, respectively)...................              --            73,909,497
                                                           ------------         -------------
  Net increase in net assets from capital share
     transactions......................................              --            73,909,497
                                                           ------------         -------------
NET INCREASE IN NET ASSETS.............................     122,744,075           226,109,548
                                                           ------------         -------------

NET ASSETS:
  Beginning of year....................................     620,466,995           394,357,447
                                                           ------------         -------------
  End of period........................................    $743,211,070         $ 620,466,995
                                                           ============         =============

Undistributed net investment income, end of period.....    $  1,198,831         $   5,981,080
                                                           ============         =============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH -
-----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations.............  $ 128,569,372
     Adjustments to reconcile net increase in net assets from
       operations to net cash provided from operating activities:
     Purchases of investment securities............................   (128,755,411)
     Proceeds from disposition of investment securities............    117,847,907
     Net purchases of short-term investments.......................     11,335,000
     Proceeds from foreign cash transactions.......................       (668,698)
     Decrease in collateral for securities loaned..................    (32,180,582)
     Increase in dividends and interest receivable.................       (563,000)
     Decrease in receivable for securities lending income..........        (51,199)
     Increase in receivable for investments sold...................       (144,597)
     Decrease in prepaid expenses and miscellaneous assets.........         26,578
     Decrease in payable for securities purchased..................       (169,302)
     Decrease upon return of collateral for securities loaned......     32,180,582
     Decrease in accrued expenses and other liabilities............        (95,552)
     Net change in unrealized (appreciation)/depreciation on              (642,260)
       foreign currency contracts..................................
     Net change in unrealized (appreciation)/depreciation on           (92,912,082)
       investments.................................................
     Net realized loss from investments............................    (34,824,660)
                                                                     -------------
       Net cash provided by operating activities...................     (1,047,904)
                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash distributions paid.......................................     (5,825,297)
                                                                     -------------
       Net cash used for financing activities......................     (5,825,297)
                                                                     -------------
NET DECREASE IN CASH...............................................     (6,873,201)
CASH AT BEGINNING OF PERIOD........................................      8,804,497
                                                                     -------------
CASH AT END OF PERIOD..............................................  $   1,931,296
                                                                     =============
Noncash financing activities not included herein consist of:
     Reinvestment of distributions.................................  $           0

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         SIX
                                        MONTHS
                                        ENDED                          YEAR ENDED OCTOBER 31,
                                      APRIL 30,         ----------------------------------------------------
                                         2010            2009(1)     2008      2007(2)     2006       2005
                                     -----------        --------   --------   --------   --------   --------
                                     (UNAUDITED)
PER SHARE OPERATION PERFORMANCE*
Net asset value, beginning of
  period...........................    $  27.24         $  21.72   $  60.50   $  31.40   $  23.25   $  26.27
Net investment income..............        0.05             0.29       0.49       0.28       0.30       0.21
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions............        5.59            11.24     (25.66)     32.83      10.36       0.34
                                       --------         --------   --------   --------   --------   --------
Total income (loss) from investment
  operations.......................        5.64            11.53     (25.17)     33.11      10.66       0.55
                                       --------         --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment
  income...........................       (0.26)           (0.48)     (0.28)     (0.30)     (0.22)     (0.20)
  Distributions from net realized
  capital gains....................        0.00            (5.34)    (11.84)     (3.71)     (2.29)     (3.37)
                                       --------         --------   --------   --------   --------   --------
Total dividends and distributions..       (0.26)           (5.82)    (12.12)     (4.01)     (2.51)     (3.57)
                                       --------         --------   --------   --------   --------   --------
Capital Share Transactions:
  (Dilution) to net asset value,
  resulting from issuance of shares
  in stock dividend................        0.00            (0.19)     (1.49)      0.00       0.00       0.00
                                       --------         --------   --------   --------   --------   --------
Net asset value, end of period.....    $  32.62         $  27.24   $  21.72   $  60.50   $  31.40   $  23.25
                                       ========         ========   ========   ========   ========   ========
Per share market price, end of
  period...........................    $  28.54         $  25.25   $  19.87   $  51.67   $  30.40   $  24.55
                                       ========         ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN
  (BASED ON MARKET PRICE)..........       14.07%(3)        73.37%    (48.06)%    90.97%     37.20%     (5.50)%
                                       ========         ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)..    $743,211         $620,467   $394,357   $881,856   $455,206   $334,496
Ratio of net expenses to average
  net assets.......................        1.16%(4)         1.44%      1.20%      1.08%      1.26%      1.44%
Ratio of gross expenses to average
  net assets.......................        1.16%(4)         1.44%      1.23%      1.08%      1.26%      1.44%
Ratio of net expenses to average
  net assets, excluding stock
  dividend tax expense.............        1.16%(4)         1.42%      1.11%      1.04%      1.23%      1.38%
Ratio of net investment income to
  average net assets...............        0.31%(4)         1.36%      1.28%      0.67%      1.09%      1.04%
Portfolio turnover rate............          18%(3)           34%        49%        46%        50%        26%



* Per share amounts have been calculated using the average share method.

(1) The fund was audited by Ernst & Young LLP for the year ended October 31, 2009. The previous periods were audited by another independent registered public accounting firm.

(2) The Fund's Direct Investment Advisor changed as of June 2007.

(3) Not Annualized.

(4) Annualized.



See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2010 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the six months ended, April 30, 2010 relate to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments not traded on an exchange are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract.

Factors used in determining value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING: The Fund may lend up to 33 1/3% of the Fund's total assets held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of April 30, 2010, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                   VALUE OF
  VALUE OF           CASH            TOTAL
 SECURITIES       COLLATERAL       COLLATERAL
-----------      -----------      -----------
$56,933,214      $62,474,628      $62,474,628


FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund's accompanying Statement of Operations.

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, identified as "Access Products" in the Schedule of Investments are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At April 30, 2010, the Fund held equity-linked Access Product warrants through Credit Lyonnais ("CLSA") and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

DIRECT INVESTMENTS: The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments. Direct investments are generally restricted and do not have a readily available resale market. The value of these securities at April 30, 2010 was $44,730,263 or 6.00% of the Fund's net asset value. The

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


table below details the acquisition date, cost, and value of the Fund's direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

SECURITY                                          ACQUISITION DATE       COST         VALUE
--------                                          ----------------   -----------   -----------
China Silicon Corp., Series A Preferred*........       11/30/2007    $ 6,552,874   $        --
China Silicon Corp. Common Stock................    01/08 - 01/10      1,110,784            --
HAND Enterprise Solutions, Ltd. Common Stock....       02/01/2007             --            --
HAND Enterprise Solutions, Ltd. Preferred.......       02/11/2010      3,164,275    12,734,977
Qingdao Bright Moon Seaweed Group Co., Ltd......       02/28/2008      7,121,480     9,198,053
Ugent Holdings, Ltd. ...........................       04/06/2009     22,844,928    22,797,233
                                                                     -----------   -----------
                                                                     $40,794,341   $44,730,263
                                                                     ===========   ===========



* The purchase of China Silicon Corp., Series A Preferred resulted in the Fund receiving 748,283 shares of China Silicon Corp. common stock warrants. Each warrant entitles the Fund to purchase twenty five shares of common stock at an exercise price of USD$2.98 per share, subject to adjustment.

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distributions of $5,825,297 from Ordinary Income during the six months ended April 30, 2010. For the year ended October 31, 2009 the Fund made distributions of $8,737,395 from Ordinary Income and $96,870,178 from Long-Term Capital Gains.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million. Martin Currie Inc. is also the investment manager for the Fund's direct investments. Martin Currie Inc. receives a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund's assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $15,000 respectively, plus $3,000 for each Board of Directors' meeting or Audit and Nominating Committee meeting attended, $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at an annual rate of 0.13% of the Fund's average daily net assets up to $150 million, 0.11% of the next $150 million and 0.06% of the next $400 million and 0.05% of those in excess of $400 million subject to certain minimum requirements for fund administration services. The Fund also pays State Street $100,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the six months ended April 30, 2010, the Fund did not participate in this program. At April 30, 2010, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 2010, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $128,755,411 and $117,224,973, respectively. At April 30, 2010, the cost of investments for federal income tax purposes was $537,851,008. Gross unrealized appreciation of investments was $293,751,196 while gross unrealized depreciation of investments was $27,852,020, resulting in net unrealized appreciation of investments of $265,899,176.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                                      GAIN
                            BALANCE OF      GROSS         GROSS      BALANCE OF                     INCOME          REALIZED
                           SHARES HELD    PURCHASES       SALES     SHARES HELD      VALUE           FROM          ON SALE OF
                           OCTOBER 31,       AND           AND       APRIL 30,     APRIL 30,    NON-CONTROLLED    SHARES AS OF
NAME OF ISSUER                 2009       ADDITIONS    REDUCTIONS       2010          2010        AFFILIATES     APRIL 30, 2010
-------------------------  -----------   -----------   ----------   -----------   -----------   --------------   --------------
CDW Holding, Ltd. .......   54,708,000            --    1,500,000    53,208,000   $ 3,494,651      $     --          $64,802
China Medical System
  Holdings, Ltd. ........    3,623,188            --           --     3,623,188    35,356,968       840,580               --
China Silicon Corp.
  Common Stock...........    1,171,572        62,833           --     1,234,405            --            --               --
China Silicon Corp.,
  Series A Preferred.....       27,418            --           --        27,418            --       149,542               --
China Silicon Corp.
  Warrants...............      685,450            --           --       685,450            --            --               --
Far East Energy Corp. ...   14,565,477            --           --    14,565,477     6,335,983            --               --
HAND Enterprise
  Solutions, Ltd. Common
  Stock..................      500,000            --           --       500,000            --            --               --
HAND Enterprise
  Solutions, Ltd.
  Preferred..............           --     8,027,241           --     8,027,241    12,734,977            --               --
Highlight Tech. Corp.+ ..    2,525,170            --    2,525,170            --            --        60,164               --
Huiyin Household
  Appliances Holdings
  Co., Ltd.**............          450   160,413,300           --   160,413,750    54,338,322            --               --
Qingdao Bright Moon......   31,827,172            --           --    31,827,172     9,198,053            --               --
Taiwan Life Insurance
  Co., Ltd. .............           --   200,000,000           --   200,000,000     7,639,288            --               --
teco Optronics Corp+.....    1,861,710            --    1,861,710            --            --            --               --
Ugent Holdings, Ltd. ....  177,000,000            --           --   177,000,000    22,797,233       684,721               --


* Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

** Resulting security of a corporate action from Queensbury Investments, Ltd. (Huiyin).

+      No Longer Affiliate

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE G -- NEW ACCOUNTING PRONOUNCEMENTS
Beginning with the 2009 annual financial statements, the Fund adopted the authoritative guidance for uncertainty in income taxes included in FASB ASC 740, Income Taxes (formerly Financial Accounting Standards Board ("FASB") Interpretation No. 48), as amended by Accounting Standards Update ("ASU") 2009-06, Implementation Guidance on Accounting for Uncertainty in Taxes and Disclosures Amendments for Nonpublic Entities. This guidance requires the Fund to recognize a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Fund should measure the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. As of April 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns filed for the fiscal years ended October 31 2007, October 31, 2008 and October 31, 2009 remain subject to examination by the Internal Revenue Service.

The Fund adopted the FASB amendments to general standards, Subsequent Events, on accounting for and disclosures of events that occur after balance sheet date but before financial statements are issued or are available to be issued. Management has evaluated events and has determined that there are no material events that would require disclosure in the Fund's financial statement through June 25, 2010, the date the financial statements were issued.

NOTE H -- FAIR VALUE MEASUREMENT
In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

  - Level 1 -- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

  - Level 2 -- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

  - Level 3 -- Inputs that are unobservable.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of April 30, 2010 in valuing the Fund's investments carried at value:

ASSETS VALUATION INPUT
------------------------------------------------------------------------------------------------
DESCRIPTION                                LEVEL 1       LEVEL 2        LEVEL 3         TOTAL
-----------                             ------------   -----------   ------------   ------------
COMMON STOCK AND OTHER EQUITY
  INTERESTS
  Hong Kong
     Consumer Discretionary...........  $ 31,127,999   $        --   $ 54,338,322   $ 85,466,321
     Consumer Staples.................    20,782,861            --             --     20,782,861
     Energy...........................     8,606,288            --             --      8,606,288
     Health Care......................    40,670,798            --             --     40,670,798
     Utilities........................    15,649,927            --             --     15,649,927
                                        ------------   -----------   ------------   ------------
  Total Hong Kong.....................   116,837,873            --     54,338,322    171,176,195
                                        ------------   -----------   ------------   ------------
  Hong Kong -- "H" Shares
     Consumer Staples.................    32,214,732            --             --     32,214,732
     Financials.......................     6,116,445            --             --      6,116,445
     Health Care......................    57,664,919            --             --     57,664,919
     Industrials......................     3,379,146            --             --      3,379,146
     Materials........................     5,095,808            --             --      5,095,808
     Telecommunications...............     8,007,162            --             --      8,007,162
                                        ------------   -----------   ------------   ------------
  Total Hong Kong -- "H" Shares.......   112,478,212            --             --    112,478,212
                                        ------------   -----------   ------------   ------------
  Singapore
     Consumer Staples.................    38,472,619            --             --     38,472,619
     Financials.......................     4,170,072            --             --      4,170,072
     Information Technology...........     3,494,651            --             --      3,494,651
                                        ------------   -----------   ------------   ------------
  Total Singapore.....................    46,137,342            --             --     46,137,342
                                        ------------   -----------   ------------   ------------
  Taiwan
     Consumer Discretionary...........    33,664,926            --             --     33,664,926
     Consumer Staples.................    19,656,067            --             --     19,656,067
     Financials.......................    51,608,184            --      7,639,288     59,247,472
     Information Technology...........    32,977,173            --             --     32,977,173
     Materials........................    13,049,728            --             --     13,049,728
                                        ------------   -----------   ------------   ------------
  Total Taiwan........................   150,956,078            --      7,639,288    158,595,366
                                        ------------   -----------   ------------   ------------
  United Kingdom
     Health Care......................    35,356,968            --             --     35,356,968
                                        ------------   -----------   ------------   ------------
  Total United Kingdom................    35,356,968            --             --     35,356,968
                                        ------------   -----------   ------------   ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS VALUATION INPUT
------------------------------------------------------------------------------------------------
DESCRIPTION                                LEVEL 1       LEVEL 2        LEVEL 3         TOTAL
-----------                             ------------   -----------   ------------   ------------
  United States
     Consumer Discretionary...........  $  2,314,905   $        --   $         --   $  2,314,905
     Energy...........................     6,335,983            --             --      6,335,983
     Health Care......................    24,285,948            --             --     24,285,948
     Information Technology...........    14,352,124            --             --     14,352,124
                                        ------------   -----------   ------------   ------------
  Total United States.................    47,288,960            --             --     47,288,960
                                        ------------   -----------   ------------   ------------
TOTAL COMMON STOCK AND OTHER EQUITY
  INTERESTS...........................   509,055,433            --     61,977,610    571,033,043
                                        ------------   -----------   ------------   ------------
EQUITY LINKED SECURITIES
  Consumer Staples....................    20,329,593            --             --     20,329,593
  Financials..........................    46,956,214            --             --     46,956,214
  Industrials.........................    36,360,443            --             --     36,360,443
                                        ------------   -----------   ------------   ------------
TOTAL EQUITY LINKED SECURITIES........   103,646,250            --             --    103,646,250
                                        ------------   -----------   ------------   ------------
DIRECT INVESTMENTS
  Consumer Discretionary..............            --            --             --             --
  Industrials.........................            --            --     31,995,286     31,995,286
  Information Technology..............            --            --     12,734,977     12,734,977
                                        ------------   -----------   ------------   ------------
TOTAL DIRECT INVESTMENTS..............            --            --     44,730,263     44,730,263
                                        ------------   -----------   ------------   ------------
COLLATERAL FOR SECURITIES ON LOAN.....            --    62,474,628             --     62,474,628
SHORT TERM INVESTMENTS
  UNITED STATES.......................            --    21,866,000             --     21,866,000
                                        ------------   -----------   ------------   ------------
TOTAL INVESTMENTS.....................  $612,701,683   $84,340,628   $106,707,873   $803,750,184
                                        ------------   -----------   ------------   ------------
LIABILITIES
FORWARD FOREIGN CURRENCY CONTRACTS....       188,788            --             --        188,788
                                        ------------   -----------   ------------   ------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the period ending April 30, 2010:

                                                                            CHANGE IN
                     BALANCE AS OF       NET        ACCRUED    REALIZED    UNREALIZED    NET TRANSFERS
INVESTMENTS IN        OCTOBER 31,     PURCHASES    DISCOUNTS     GAIN     APPRECIATION   IN AND/OR OUT   BALANCE AS OF
SECURITIES                2009         (SALES)    (PREMIUMS)    (LOSS)   (DEPRECIATION)    TO LEVEL 3   APRIL 30, 2010
--------------       -------------  ------------  ----------  ---------  --------------  -------------  --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
  Consumer
     Discretion-
     ary...........   $         --  $ 38,458,859      $--     $      --    $15,879,463    $         --   $ 54,338,322
  Financials.......             --     6,178,274       --            --      1,461,014              --      7,639,288
  Health Care......     27,918,189       (15,300)      --            --      7,897,809     (35,800,698)            --
                      ------------  ------------      ---     ---------    -----------    ------------   ------------
                        27,918,189    44,621,833       --            --     25,238,286     (35,800,698)    61,977,610
                      ------------  ------------      ---     ---------    -----------    ------------   ------------
DIRECT INVESTMENTS
  Consumer
     Discretion-
     ary...........     47,108,700   (38,515,190)      --            --     (8,593,510)             --             --
  Industrials......     34,180,814    (4,489,023)      --       (19,421)     2,322,916              --     31,995,286
  Information
     Technology....     13,437,401       149,543       --      (567,320)      (284,647)             --     12,734,977
                      ------------  ------------      ---     ---------    -----------    ------------   ------------
                        94,726,915   (42,854,670)      --      (586,741)    (6,555,241)             --     44,730,263
                      ============  ============      ===     =========    ===========    ============   ============
                      $122,645,104  $  1,767,163      $--     $(586,741)   $18,683,045    $(35,800,698)  $106,707,873
                      ============  ============      ===     =========    ===========    ============   ============

                        CHANGE IN
                       UNREALIZED
                      APPRECIATION
                     (DEPRECIATION)
                          FROM
                       INVESTMENTS
                         HELD AT
INVESTMENTS IN          APRIL 30,
SECURITIES                2010
--------------       --------------
COMMON STOCK AND OTHER EQUITY
  INTERESTS
  Consumer
     Discretion-
     ary...........    $15,879,463
  Financials.......      1,461,014
  Health Care......             --
                       -----------
                        17,340,477
                       -----------
DIRECT INVESTMENTS
  Consumer
     Discretion-
     ary...........             --
  Industrials......      2,303,495
  Information
     Technology....      9,570,703
                       -----------
                        11,874,198
                       ===========
                       $29,214,675
                       ===========



NOTE I -- DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Effective January 1, 2009, the Fund adopted amendments to authoritative guidance related to Derivatives and Hedging, which require enhanced disclosures addressing: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund's financial statements. The following table, grouped into

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

appropriate risk categories, discloses the amounts related to the Funds use of derivative instruments and hedging activities at April 30, 2010:

                                                             FOREIGN
                                                            EXCHANGE
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS     CONTRACTS RISK     TOTAL
----------------------------------------------------     --------------   --------
LIABILITY DERIVATIVES(1)
Forward Contracts......................................     $188,788      $188,788
                                                            --------      --------




   (1) Statements of Assets and Liabilities location: Payable for open forward currency contracts.

Transactions in derivative instruments during the six months ended April 30, 2010, were as follows:

                                                            FOREIGN
                                                           EXCHANGE
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS    CONTRACTS RISK     TOTAL
----------------------------------------------------    --------------   ---------
REALIZED GAIN (LOSS)(1)
Forward Contracts.....................................     $(765,851)    $(765,851)
                                                           ---------     ---------
CHANGE IN APPRECIATION (DEPRECIATION)(2)
Forward Contracts.....................................      (187,280)     (187,280)
                                                           ---------     ---------




   (1) Statements of Operations location: Net realized loss on foreign currency transactions.

   (2) Statements of Operations location: Net change in unrealized depreciation on foreign currency transactions.

All open derivative positions for the period ended April 30, 2010 are reflected on the Fund's Schedule of Investments and the volume of these open positions relative to the net assets of the Fund is generally representative of open positions throughout the Fund's reporting period.

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING HELD ON MARCH 4, 2010

     1.) Election of Directors -- The stockholders of the Fund elected Michael
         F. Holland as a Class II director to serve for a team expiring on the date on which the annual meeting of stockholders is held in 2013.

                                            FOR          WITHHELD
                                            ----------   --------
Michael F. Holland                          16,933,637    276,129


PRIVACY POLICY



                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-
2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2009.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of January 31, 2010 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of April 7, 2010, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will automatically be a participant (a "Participant") in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund's common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund's common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A ("Computershare" or the "Plan Agent") act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to "Computershare" along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler's checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant's check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant's account those

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant's account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant's account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant's account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant's account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant's continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant's proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant's Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent's transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted

DIVIDENDS AND DISTRIBUTIONS;
SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants' accounts, all dividends and distributions payable on the shares of common stock held in the Participants' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

                                                                       NUMBER OF
NAME (AGE) AND     POSI-    DIREC-                                   FUNDS IN THE          OTHER
ADDRESS OF        TION(S)     TOR                                     COMPLEX(1)       DIRECTORSHIPS/
DIRECTORS OR        HELD     SINCE      PRINCIPAL OCCUPATION(S)       OVERSEEN BY     TRUSTEESHIPS IN
NOMINEES            WITH     (TERM        OR EMPLOYMENT DURING       THE DIRECTOR      PUBLICLY HELD
FOR DIRECTOR        FUND     ENDS)          PAST FIVE YEARS           OR NOMINEE         COMPANIES
--------------    -------   ------   -----------------------------   ------------   -------------------
James J.          Chair-    1992     Attorney, Nomos (law firm)            1        Fromageries Bel
  Lightburn       man of    (2012)   (2004-2006); Attorney, member                  S.A.
  (66).........   the                of Hughes Hubbard & Reed (law
  13, Rue         Board              firm) (1993-2004).
  Alphonse de     and
  Neuville        Direc-
  75017           tor
  Paris, France
Michael F.        Direc-    1992     Chairman, Holland & Company           1        The Holland
  Holland         tor       (2013)   L.L.C. (investment adviser)                    Balanced Fund,
  (65).........                      (1995-present).                                Inc.; Reaves
  375 Park                                                                          Utility Income
  Avenue New                                                                        Fund; The Taiwan
  York, New                                                                         Fund, Inc.; State
  York 10152                                                                        Street Master Funds
                                                                                    and State Street
                                                                                    Institutional
                                                                                    Investment Trust
William C.        Direc-    2007     Director, John K. Fairbank            1
  Kirby (59)...   tor       (2011)   Center for Chinese Studies,
  Harvard                            Harvard University (2006-
  University                         present); Chairman, Harvard
  CGIS South                         China Fund (2006-present);
  Building 1730                      Harvard University
  Cambridge                          Distinguished Service
  Street                             Professor (2006-present);
  Cambridge, MA                      Dean of the Faculty of Arts
  02138                              and Sciences Harvard
                                     University (2002-2006).
Joe O. Rogers     Direc-    1992     The Rogers Team LLC (real             1        The Taiwan Fund,
  (61).........   tor       (2010)   estate), organizing member                     Inc. (1986-present)
  2477 Foxwood                       (July 2001-present); Manager,
  Drive Chapel                       The J-Squared Team LLC (real
  Hill, NC                           estate) (April 2003-May
  27514                              2004).
Nigel S.          Direc-    1992     Director, The HSBC China Fund         1
  Tulloch         tor       (2011)   Limited (1992-2005).
  (64).........
  7 Circe
  Circle
  Dalkeith
  WA6009
  Australia



   (1) The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OFFICERS OF THE FUND

The following table provides information concerning each of the officers of the Fund.

                             POSI-
                            TION(S)
                             HELD
NAME (AGE) AND               WITH     OFFICER        PRINCIPAL OCCUPATION(S) OR
ADDRESS OF OFFICERS          FUND      SINCE     EMPLOYMENT DURING PAST FIVE YEARS
-------------------        --------   -------   -----------------------------------
Jamie Skinner (48).......  Presi-     Septem-   Director, Head of Client Services,
  Martin Currie            dent         ber     Martin Currie Investment Management
  Investment Management                 2009    Limited (October 2004-present).
  Saltire Court
  20 Castle Terrace
  Edinburgh
  EH1 2ES Scotland United
  Kingdom
Chris Ruffle (51)........  Vice        Decem-   Director, MC China Limited (2006-
  Martin Currie            Presi-       ber     present); Director, Heartland
  Investment Advisers      dent         2008    Capital Management Limited, (2006-
  Saltire Court                                 present); Director, Martin Currie
  20 Castle Terrace                             Investment Management Limited
  Edinburgh, EH12ES                             (1995-2006).
  Scotland
Shifeng Ke (44)..........  Vice        Decem-   Director, MC China Limited, (2006-
  Martin Currie            Presi-       ber     present); Director, Heartland
  Investment Advisers      dent         2008    Capital Management Limited, (2006-
  Saltire Court                                 present); Director, Martin Currie
  20 Castle Terrace                             Investment Management Limited
  Edinburgh, EH12ES                             (2004-2006).
  Scotland
Bill Royer (44)..........  Chief      January   Managing Director, Alternative
  Foreside Compliance      Compli-      2010    Investments and Chief Compliance
  Services, LLC            ance                 Officer Services, Foreside
  Three Canal Plaza,       Officer              Compliance Services, LLC (November
  Suite 100,                                    2009-present); Acting General
  Portland, ME 04101                            Counsel, Baring Asset Management,
                                                Inc. (December 2007-May 2008) and
                                                General Counsel and Member,
                                                Grantham, Mayo, Van Otterloo & Co.,
                                                LLC (February 1995-March 2005).
Laura F. Healy (46)......  Trea-       Decem-   Vice President, State Street Bank
  2 Avenue de Lafayette,   surer        ber     and Trust Company (July 2007-
  Boston, MA 02111                      2008    present); Senior Director,
                                                Investors Bank and Trust Company
                                                (January 2002-July 2007).
Brian O'Sullivan (35)....  Assis-      March    Vice President, State Street Bank
  801 Pennsylvania Ave     tant         2009    and Trust Company (December 2006-
  Kansas City, MO 64105    Trea-                present); Assistant Vice President,
                           surer                State Street Bank and Trust Company
                                                (March 2004-December 2006).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           POSITIO-
                             N(S)
                             HELD
NAME (AGE) AND               WITH     OFFICER        PRINCIPAL OCCUPATION(S) OR
ADDRESS OF OFFICERS          FUND      SINCE     EMPLOYMENT DURING PAST FIVE YEARS
-------------------        --------   -------   -----------------------------------
Elizabeth A. Watson        Secre-      Decem-   Vice President and Managing
  (55)...................  tary         ber     Counsel, State Street Bank and
  4 Copley Place,                       2008    Trust Company (August 2007-
  Boston, MA 02116                              present); Vice President and
                                                General Counsel (May 2004-July
                                                2007) and Chief Compliance Officer
                                                (July 2004-October 2006),
                                                Quantitative Investment Advisors,
                                                Inc.; Clerk (July 2004-July 2007),
                                                Chief Legal Officer (January 2007-
                                                July 2007), Chief Compliance
                                                Officer (July 2004-December 2005),
                                                Quantitative Group of Funds;
                                                President and General Counsel, U.S.
                                                Boston Capital Corporation (May
                                                2004-July 2007); Principal, Watson
                                                & Associates (2002-2004).
Tracie A. Coop (33)......  Assis-       June    Vice President and Senior Counsel,
  4 Copley Place,          tant         2010    State Street Bank and Trust Company
  Boston, MA 02116         Secre-               (October 2007-present); Associate
                           tary                 Counsel and Manager, Natixis Asset
                                                Management Advisors L.P. (2006-
                                                2007); Associate Counsel, Natixis
                                                Asset Management Advisors L.P.
                                                (2005-2006).
Francine S. Hayes (42)...  Assis-       June    Vice President and Managing
  4 Copley Place,          tant         2005    Counsel, State Street Bank and
  Boston, MA 02116         Secre-               Trust Company (2004-present);
                           tary                 Assistant Vice President and
                                                Counsel, State Street Bank and
                                                Trust Company (2001-2004).

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Michael F. Holland, Director
William Kirby, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Jamie Skinner, President
Chris Ruffle, Vice President
Shifeng Ke, Vice President
Bill Royer, Chief Compliance Officer of the Fund
Laura Healy, Treasurer
Elizabeth A. Watson, Secretary
Brian O'Sullivan, Assistant Treasurer
Tracie A. Coop, Assistant Secretary
Francine Hayes, Assistant Secretary

INVESTMENT MANAGER
Martin Currie Inc.

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM  2. CODE OF ETHICS.

Not required for this filing.

ITEM  3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM  4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM  5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM  6. SCHEDULE OF INVESTMENTS.

      a.    Schedule of Investments is included as part of Item 1 of the Form
            N-CSR.

      b.    Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Not required for this filing.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM  10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM  11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
      under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  12. EXHIBITS.

(a)(1) Not required for this filing.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the "1940 Act") are attached hereto.

(a)(3) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:   Jamie Skinner
      ---------------------------------
      Jamie Skinner
      President of The China Fund, Inc.

Date: July 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   Jamie Skinner
      ---------------------------------
      Jamie Skinner
      President of The China Fund, Inc.

Date: July 1, 2010

By:   Laura F. Healy
      ---------------------------------
      Laura F. Healy
      Treasurer of The China Fund, Inc.

Date: July 1, 2010